UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 13, 2013

FIFTH THIRD AUTO TRUST 2013-1

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-182215-02

FIFTH THIRD HOLDINGS FUNDING, LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-182215

FIFTH THIRD BANK

(Exact Name of Sponsor as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

80-0900302

(Issuing Entity’s I.R.S. Employer Identification No.)

c/o Fifth Third Holdings Funding, LLC 1701 Golf Road, Tower 1, 9th Floor Rolling Meadows, Illinois	60008
(Address of Principal Executive Offices)	(Zip Code)

(847) 354-7341

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed voluntarily by the registrant to update and replace the table entitled “Prepayment Speeds (ABS)” appearing on pages A-10 and A-11 of Annex A to each of (i) the Prospectus Supplement, dated August 8, 2013 (subject to completion), filed with the Securities and Exchange Commission (the Commission”) pursuant to Rule 424(b)(3) on August 8, 2013, (ii) the Supplement, dated August 14, 2013(subject to completion), to the Prospectus Supplement, dated August 8, 2014(subject to completion), filed with the Commission pursuant to Rule 424(b)(3) on August 14, 2013, and (iii) the Prospectus Supplement, dated August 14, 2013, filed with the Commission pursuant to Rule 424(b)(5) on August 16, 2013.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Prepayment Speeds (ABS)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2013	FIFTH THIRD HOLDINGS FUNDING, LLC

	By:	/s/ Neil J. Prendergast
	Name:	Neil J. Prendergast
	Title:	Senior Vice President